UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2010

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) (1) On August 26, 2010, the Board of Directors of Farmer Bros. Co., a Delaware corporation (the “Company”), designated Mark A. Harding, Senior Vice President of Operations, as an executive officer of the Company. Reporting directly to the CEO, Mr. Harding’s responsibilities include route sales, branch operations, warehousing, transportation, manufacturing, fleet operations, purchasing, the National Equipment Service Organization, and Brewmatic refurbishment centers. Mr. Harding has served as Senior Vice President of Operations since March 2010. A copy of the press release relating to Mr. Harding’s appointment as an executive officer of the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(2) Mr. Harding, age 50, joined the Company in March 2008 as Vice President of Operations, responsible for warehousing, transportation, manufacturing, fleet operations, purchasing and Brewmatic manufacturing. Prior to joining the Company, Mr. Harding was Vice President of Operations of Intercontinental Art, Inc., a producer and importer of home decor, from March 2002 to March 2008, where his responsibilities included warehousing, transportation, quality control, domestic manufacturing and China manufacturing. Mr. Harding attended University of Phoenix, where he received his B.A. in Business Administration.

There are no understandings or arrangements between Mr. Harding and any other person pursuant to which Mr. Harding was selected as an officer. Mr. Harding has no family relationship with any director or executive officer of the Company. Mr. Harding presently does not have a direct or indirect material interest in any transaction or proposed transaction in which the Company is or is to be a party in which the amount involved exceeds $120,000.

(3) Mr. Harding’s fiscal 2011 base salary is $250,000. He is expected to participate in the Company’s 2005 Incentive Compensation Plan (which was previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 filed with the SEC on February 10, 2009), and the Company’s 2007 Omnibus Plan (which was previously filed as an exhibit to the Form 8-K filed by the Company with the SEC on August 29, 2007). Mr. Harding is an at-will employee and does not have an employment agreement.

On August 26, 2010, the Company and Mr. Harding entered into the Company’s standard form of Indemnification Agreement for directors and officers. Pursuant to the Indemnification Agreement, the Company will, to the extent permitted by applicable law, indemnify and hold harmless Mr. Harding against all expenses, judgments, fines, penalties and amounts paid in settlement in connection with any threatened, pending or completed proceeding by reason of his status as an officer of the Company. The foregoing description is qualified in its entirety by the full text of the Indemnification Agreement, the form of which is filed herewith as Exhibit 10.1 (to update the schedule of indemnitees) and incorporated herein by reference.

On August 26, 2010, the Company and Mr. Harding entered into the Company’s standard form of Change in Control Severance Agreement for executive officers. A brief description of the terms and conditions of the form of Change in Control Severance Agreement was previously filed by the Company in its definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed with the SEC on October 28, 2009 and incorporated herein by reference. The foregoing description is qualified in its entirety by the full text of the Change in Control Severance Agreement, the form of which is filed herewith as Exhibit 10.2 (to update the schedule of executive officers) and incorporated herein by reference.

(e) On August 31, 2010, the Compensation Committee of the Board of Directors approved base salaries for the Company’s executive officers for the fiscal year ending June 30, 2011, as follows: $425,000 for Roger M. Laverty III, Chief Executive Officer and President; $305,000 for Jeffrey A. Wahba, Treasurer and Chief Financial Officer; $321,850 for Drew H. Webb, Executive Vice President of Sales and Marketing; $250,000 for Mark A. Harding, Senior Vice President of Operations; and $184,500 for

Hortensia R. Gómez, Vice President & Controller. Base salaries for Messrs. Laverty and Wahba are unchanged from fiscal 2010 levels. The increase in base salary for Mr. Webb and Ms. Gómez reflects a 2.5% cost of living increase over fiscal 2010 salary levels. The increases in base salary will be retroactive to July 1, 2010, the first day of fiscal 2011.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) On August 26, 2010, the Company, amended and restated its Code of Conduct and Ethics to make certain technical, administrative and other non-substantive amendments. A copy of the Code of Conduct and Ethics is filed herewith as Exhibit 14.1 and incorporated herein by reference. The amended and restated Code of Conduct and Ethics will be posted on the Company’s website at www.farmerbros.com as soon as practicable.

Item 8.01.	Other Events.

Committee Charters

On August 26, 2010, the Board of Directors amended and restated the Compensation Committee Charter and the Nominating Committee Charter, copies of which are filed herewith as Exhibit 99.2 and 99.3, respectively, and are incorporated herein by reference. The amended and restated Charters will be posted on the Company’s website at www.farmerbros.com as soon as practicable.

Declaration of Quarterly Dividend

On September 1, 2010, the Company issued a press release announcing the declaration of a quarterly dividend. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

2010 Annual Meeting of Stockholders

On September 1, 2010, the Company issued a press release announcing that the 2010 Annual Meeting of Stockholders has been scheduled for December 9, 2010, at which meeting stockholders of record as of October 15, 2010 would be eligible to vote. The meeting will be held at the Company’s headquarters in Torrance, California. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Nomination of Directors

On August 26, 2010, upon recommendation of the Nominating Committee, the Board of Directors of the Company nominated Roger M. Laverty III, Martin A. Lynch and James J. McGarry to stand for re-election to a three year term as Class I Directors at the 2010 Annual Meeting of Stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached)*

10.2	Form of Change in Control Severance Agreement for Executive Officers of the Company (with updated schedule of executive officers attached)*

14.1	Farmer Bros. Co. Code of Conduct and Ethics adopted on August 26, 2010

99.1	Press Release of Farmer Bros. Co. dated September 1, 2010

99.2	Compensation Committee Charter adopted by the Board of Directors on August 26, 2010

99.3	Nominating Committee Charter adopted by the Board of Directors on August 26, 2010

*	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2010

FARMER BROS. CO.

By:	/S/ JEFFREY A. WAHBA
Name:	Jeffrey A. Wahba
Title:	Treasurer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached)*

10.2	Form of Change in Control Severance Agreement for Executive Officers of the Company (with updated schedule of executive officers attached)*

14.1	Farmer Bros. Co. Code of Conduct and Ethics adopted on August 26, 2010

99.1	Press Release of Farmer Bros. Co. dated September 1, 2010

99.2	Compensation Committee Charter adopted by the Board of Directors on August 26, 2010

99.3	Nominating Committee Charter adopted by the Board of Directors on August 26, 2010

*	Management contract or compensatory plan or arrangement.

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